                                                                    Exhibit 99.2
                      APPLIED POWER COMPLETES MERGER WITH
                                ZERO CORPORATION

          MILWAUKEE, July 31, 1998 -- Applied Power Inc. (APW - NYSE) and ZERO Corporation (ZRO - NYSE) announced today that at special meetings for both companies, shareholders voted to approve the merger of a newly created subsidiary of Applied Power into ZERO. The merger was completed after the shareholder meetings. Under the terms of the agreement, ZERO stockholders receive .850 shares of APW common stock for each share of ZERO common stock, or approximately 11.2 million shares. This equates to a purchase price of approximately $386 million based on the July 30, 1998 closing stock price for APW.

          Richard G. Sim, Chairman and CEO of APW stated, "We are very pleased to complete this transaction. APW and ZERO shared the vision of creating a worldwide company which supports customers with a broad spectrum of electronic packaging products on a global basis. Our electronic enclosure systems strategy operates with three basic principles:

          1. To be the premier company in providing standard and customized electronic enclosures on a global basis.
          2. To be able to offer our customers either a standalone or fully integrated product. Our enclosure business brings significant experience in thermal management, power supplies, multi-layer backplanes and to a limited extent, PC board capabilities. All of these can be provided as separate components or fully integrated in the enclosure.
          3. We focus on a diverse end user industry, including telecommunication, semiconductor fabrication, computer networking, medical and various other computer and electronic applications."

          Sim continued, "Over the last two years and culminating with the ZERO transaction, APW has purchased 10 enclosure companies operating out of 28 facilities in North America, Europe and Asia. Our acquisition strategy is to continue to grow this segment, both in geographic coverage and component and integration services that can be added to the enclosure based on the customer's requirements."

          Applied Power Inc., headquartered in Butler, Wisconsin, is a global company comprised of three business segments. Technical Environments and Enclosures provides technical furniture and electrical and electronic enclosure systems. Engineered Solutions supplies components and systems using thermal management, actuation and vibration control technologies to a diverse group of OEM customers. Tools and Supplies provide industrial and electrical tools and accessories through various distributor and retail channels worldwide.

          With headquarters in Los Angeles, ZERO's primary business is protecting electronics. ZERO's system packaging, thermal management and engineered cases serve the telecommunications, instrumentation and data-processing markets. ZERO also produces the famous line of ZERO Halliburton(R) cases for consumers worldwide and cargo containers and proprietary loading systems to the airline industry.

For further information contact:

Applied Power Inc.
Robert C. Arzbaecher
Vice President and Chief Financial Officer
414-781-6600

 To receive a faxed copy of this or other recent Applied Power communications, please call the Company's "News on Demand" service at 1-800-549-0679.

Page 3
APPLIED POWER INC.-RESTATED TO INCLUDE ZERO
FINANCIAL DATA PACKAGE (UNAUDITED)
($'s in 000's, except per share amounts)

FINANCIAL HIGHLIGHTS
                                                                    FISCAL 1997
                                               ---------------------------------------------------------
                                                   Q1         Q2          Q3          Q4         Year
                                                   --         --          --          --         ----
---------------------
 INCOME DATA
---------------------

Sales                                           $207,760    $210,557    $232,385    $247,057    $897,758
     Percent Sales Growth Over Prior Year            11%         12%         17%         22%         15%

Operating Profit                                $ 23,687    $ 23,684    $ 26,976    $ 27,325    $101,672
                                               ---------------------------------------------------------
     Percent of Sales                              11.4%       11.2%       11.6%       11.1%       11.3%

EBITDA                                          $ 32,062    $ 33,021    $ 35,976    $ 35,950    $137,010
                                               ---------------------------------------------------------
     Percent of Sales                              15.4%       15.7%       15.5%       14.6%       15.3%

---------------------
 SHARE DATA
---------------------

Basic EPS                                       $   0.35    $   0.35    $   0.40    $   0.42    $   1.53
                                               ---------------------------------------------------------
     Basic EPS Growth Over Prior Year                25%         17%         25%         20%         21%

Diluted EPS                                     $   0.34    $   0.34    $   0.39    $   0.41    $   1.47
                                               ---------------------------------------------------------
     Diluted EPS Growth Over Prior Year              26%         17%         26%         17%         20%

EBITDA/Diluted Share                            $   0.82    $   0.84    $   0.91    $   0.91    $   3.49
                                               ---------------------------------------------------------
     EBITDA Per Share Growth Over Prior Year         30%         25%         32%         20%         26%

Cash Dividend Per Share                         $  0.045    $  0.045    $  0.045    $  0.045    $  0.180
                                               ---------------------------------------------------------

Average Shares Outstanding (in 000's):
     Basic                                        37,697      37,876      37,939      38,028      37,880
                                               ---------------------------------------------------------
     Diluted                                      38,905      39,241      39,332      39,679      39,307
                                               ---------------------------------------------------------

---------------------
 BALANCE SHEET DATA
---------------------

Net Primary Working Capital (PWC)               $209,604    $212,552    $217,558    $207,978
                                               ---------------------------------------------------------
     Net PWC as a % of Annualized Sales              25%         25%         23%         21%

Debt                                            $188,258    $196,467    $191,119    $174,594
                                               ---------------------------------------------------------
     Percent Market Capitalization                 26.4%       26.7%       23.5%       16.3%
     Percent Debt-to-Total Capital                 40.2%       40.0%       37.0%       35.3%
     EBITDA Interest Coverage                        8.7x        7.9x        8.6x        8.7x

---------------------
 CASH FLOW DATA
---------------------

Depreciation and Amortization                   $  7,526    $  8,128    $  8,111    $  7,347    $ 31,112
                                               ---------------------------------------------------------

Capital Expenditures                            $  8,606    $  8,231    $  9,365    $  7,261    $ 33,463
                                               ---------------------------------------------------------

Cash Flow from Operations                       $ 17,800    $  6,170    $ 23,934    $ 36,130    $ 84,034
                                               ---------------------------------------------------------

                                                              FISCAL 1998
                                               --------------------------------------------
                                                   Q1         Q2          Q3          YTD
                                                   --         --          --          ---
---------------------
 INCOME DATA
---------------------

Sales                                          $273,154    $284,055    $304,471    $861,680
     Percent Sales Growth Over Prior Year           31%         35%         31%         32%

Operating Profit                               $ 31,675    $ 32,761    $ 38,645    $103,082
                                               --------------------------------------------
     Percent of Sales                             11.6%       11.5%       12.7%       12.0%

EBITDA                                         $ 41,825(1) $ 44,423    $ 51,624(2) $137,872
                                               --------------------------------------------
     Percent of Sales                             15.3%       15.6%       17.0%       16.0%

---------------------
 SHARE DATA
---------------------

Basic EPS                                      $   0.45(1) $   0.45    $   0.51(2) $   1.40
                                               --------------------------------------------
     Basic EPS Growth Over Prior Year               29%         29%         28%         28%

Diluted EPS                                    $   0.42(1) $   0.43    $   0.49(2) $   1.34
                                               --------------------------------------------
     Diluted EPS Growth Over Prior Year             24%         26%         26%         26%

EBITDA/Diluted Share                           $   1.04(1) $   1.10    $   1.28(2) $   3.43
                                               --------------------------------------------
     EBITDA Per Share Growth Over Prior Year        27%         31%         41%         36%

Cash Dividend Per Share                        $  0.045    $  0.045    $  0.045    $  0.135
                                               --------------------------------------------
Average Shares Outstanding (in 000's):
     Basic                                       38,149      38,292      38,459      38,300
                                               --------------------------------------------
     Diluted                                     40,034      40,210      40,297      40,200
                                               --------------------------------------------

---------------------
 BALANCE SHEET DATA
---------------------

Net Primary Working Capital (PWC)              $201,886    $208,610    $205,157
                                               --------------------------------
     Net PWC as a % of Annualized Sales             18%         18%         17%

Debt                                           $283,181    $339,420    $372,244
                                               --------------------------------
     Percent Market Capitalization                24.9%       25.9%       29.7%
     Percent Debt-to-Total Capital                45.2%       48.4%       49.0%
     EBITDA Interest Coverage                       8.1 x       7.1 x       7.6 x

---------------------
 CASH FLOW DATA
---------------------

Depreciation and Amortization                  $  9,671    $ 10,907    $ 11,599    $ 32,178
                                               --------------------------------------------

Capital Expenditures                           $ 10,013    $ 11,558    $ 14,537    $ 36,108
                                               --------------------------------------------

Cash Flow from Operations                      $ 17,120    $ 31,819    $ 29,310    $ 78,249
                                               --------------------------------------------

                                               (1) Excludes $1.71 million gain on life insurance
                                                   proceeds or $0.14 per diluted share recorded at Zero.

                                               (2) Excludes $9.815 million gain on sale of Burbank, CA
                                                   facility and ($4.5) million charge due to the
                                                   discontinuance of a European subsidiary, $0.25 per
                                                   diluted share recorded at Zero.

Page 4
APPLIED POWER INC.-RESTATED TO INCLUDE ZERO
FINANCIAL DATA PACKAGE (UNAUDITED)
($'s in 000's, except per share amounts)

FINANCIAL HIGHLIGHTS
--------------------

                                                                        FISCAL 1997
                                            -------------------------------------------------------------------------------------
INCOME DATA                                   APW       ZERO         Q1            APW       ZERO           Q2
--------------------                          ---       ----         --            ---       ----           --
Sales                                       $153,096    $54,664    $207,760      $157,170    $53,387      $210,557
  Percent Sales Growth Over Prior Year            10%        12%         11%           15%         4%           12%

Operating Profit                            $ 16,905    $ 6,782      23,687      $ 16,823    $ 6,861      $ 23,684
                                            -------------------------------------------------------------------------------------
  Percent of Sales                              11.0%      12.4%       11.4%         10.7%      12.9%         11.2%

EBITDA                                      $ 22,706    $ 9,356    $ 32,062      $ 23,687    $ 9,334      $ 33,021
                                            -------------------------------------------------------------------------------------
  Percent of Sales                              14.8%      17.1%       15.4%         15.1%      17.5%         15.7%

--------------------
SHARE DATA
--------------------


Basic EPS                                   $   0.35               $  0.35       $   0.34                 $   0.35
                                            -------------------------------------------------------------------------------------
  Basic EPS Growth Over Prior Year                21%                   25%            17%                      17%

Diluted EPS                                 $   0.34               $  0.34       $   0.33                 $   0.34
                                            -------------------------------------------------------------------------------------
  Diluted EPS Growth Over Prior Year              21%                   26%            22%                      17%

EBITDA/Diluted Share                        $   0.80               $  0.82       $   0.83                     0.84
                                            -------------------------------------------------------------------------------------
  EBITDA Per Share Growth Over Prior Year         21%                   30%            24%                      25%
                                            -------------------------------------------------------------------------------------
Cash Dividend Per Share                     $  0.015    $ 0.030    $ 0.045       $  0.015    $ 0.030      $  0.045


Average Shares Outstanding (in 000's):
  Basic                                     $ 27,396               $ 37,697        27,536                 $ 37,876
                                            -------------------------------------------------------------------------------------
  Diluted                                   $ 28,372                 38,905        28,692                 $ 39,241
                                            -------------------------------------------------------------------------------------

--------------------
BALANCE SHEET DATA
--------------------

Net Primary Working Capital (PWC)           $154,522    $55,082    $209,604      $155,064    $57,488      $212,552
                                            -------------------------------------------------------------------------------------
  Net PWC as a % of Annualized Sales              25%        25%         25%           25%        27%           25%
                                            -------------------------------------------------------------------------------------
Debt                                        $136,732    $51,526    $188,258      $144,945    $51,522      $196,467
                                            -------------------------------------------------------------------------------------
  Percent Market Capitalization                 27.5%      23.8%       26.4%         26.9%      26.2%         26.7%
  Percent Debt-to-Total Capital                 41.6%      36.8%       40.2%         42.3%      35.8%         40.0%
  EBITDA Interest Coverage                       8.6        8.9         8.7x          7.4        9.2           7.9x


--------------------
CASH FLOW DATA
--------------------

Depreciation and Amortization               $  5,735    $ 1,791    $  7,526      $  6,254    $ 1,874      $  8,128
                                            -------------------------------------------------------------------------------------
Capital Expenditures                        $  4,927    $ 3,679    $  8,606      $  5,935    $ 2,296      $  8,231
                                            -------------------------------------------------------------------------------------
Cash Flow from Operations                   $  9,066    $ 8,734    $ 17,800      $  5,049    $ 1,121      $  6,170
                                            -------------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS
--------------------
                                                                              FISCAL 1997
                                           --------------------------------------------------------------------------------------

--------------------

INCOME DATA                                   APW       ZERO          Q3           APW          ZERO       Q4          Year
--------------------                          ---       ----          --           ---          ----       --          ----
Sales                                      $173,839     $58,546    $232,385      $186,212    $ 58,845     $247,057  $897,758
  Percent Sales Growth Over Prior Year           18%         16%         17%           28%          5%          22%       15%

Operating Profit                           $ 19,363     $ 7,613    $ 26,976      $ 19,792    $  7,533     $ 27,325  $101,672
                                           --------------------------------------------------------------------------------------
  Percent of Sales                             11.1%       13.0%       11.6%         10.5%       12.8%        11.1%     11.3%


EBITDA                                     $ 26,015     $ 9,961    $ 35,976      $ 26,001    $  9,949     $ 35,950  $137,010
                                           --------------------------------------------------------------------------------------
  Percent of Sales                             15.0%       17.0%       15.5%         13.8%       16.9%        14.6%     15.3%

--------------------
SHARE DATA
--------------------

Basic EPS                                  $   0.40                $   0.40      $   0.43                 $   0.42  $   1.53
                                           --------------------------------------------------------------------------------------
  Basic EPS Growth Over Prior Year               18%                     25%           26%                      20%       21%

Diluted EPS                                $   0.39                $   0.39      $   0.41                 $   0.41  $   1.47
                                           --------------------------------------------------------------------------------------
  Diluted EPS Growth Over Prior Year             18%                     26%           24%                      17%       20%


EBITDA/Diluted Share                       $   0.90                $   0.91      $   0.89                 $   0.91  $   3.49
                                           --------------------------------------------------------------------------------------
  EBITDA Per Share Growth Over Prior Year        22%                     32%           20%                      20%       26%

Cash Dividend Per Share                    $  0.015     $ 0.030    $  0.045      $  0.015    $  0.030     $  0.045  $  0.180
                                           --------------------------------------------------------------------------------------
Average Shares Outstanding (in 000's):
  Basic                                      27,586                  37,939        27,620                   38,028    37,880
                                           --------------------------------------------------------------------------------------
  Diluted                                    28,808                  39,332        29,076                   39,679    39,307
                                           --------------------------------------------------------------------------------------

--------------------
BALANCE SHEET DATA
--------------------

Net Primary Working Capital (PWC)          $156,555     $61,003    $217,558      $145,903    $ 62,075     $207,978
                                           --------------------------------------------------------------------------------------
  Net PWC as a % of Annualized Sales             23%         26%         23%           19%         26%          21%
Debt                                       $139,488     $51,631    $191,119      $123,091    $ 51,503     $174,594
                                           --------------------------------------------------------------------------------------
  Percent Market Capitalization                23.0%       24.9%       23.5%         14.0%       26.4%        16.3%
  Percent Debt-to-Total Capital                40.1%       34.8%       37.0%         36.0%       33.7%        35.3%
  EBITDA Interest Coverage                      8.3         9.8         8.6x          8.6         9.2          8.7x


--------------------
CASH FLOW DATA
--------------------

Depreciation and Amortization              $  6,183     $ 1,928    $  8,111      $  5,491    $  1,856     $  7,347  $ 31,112
                                           --------------------------------------------------------------------------------------
Capital Expenditures                       $  7,346     $ 2,019    $  9,365      $  4,433    $  2,828     $  7,261  $ 33,463
                                           --------------------------------------------------------------------------------------
Cash Flow from Operations                  $ 20,586     $ 3,348    $ 23,934      $ 30,129    $  6,001     $ 36,130  $ 84,034
                                           --------------------------------------------------------------------------------------

Page 5
APPLIED POWER INC.-RESTATED TO INCLUDE ZERO
FINANCIAL DATA PACKAGE (UNAUDITED)
($'s in 000's, except per share amounts)

FINANCIAL HIGHLIGHTS
--------------------
                                                                                   FISCAL 1998
                                                           ------------------------------------------------------------
                                                             APW      ZERO       Q1           APW      ZERO       Q2
                                                             ---      ----       --           ---      ----       --
--------------------
INCOME DATA
--------------------

Sales                                                      $208,689  $64,465  $273,154      $217,145  $66,910  $284,055
      Percent Sales Growth Over Prior Year                      36%      18%       31%           38%      25%       35%

Operating Profit                                           $ 23,009  $ 8,666  $ 31,675      $ 23,353  $ 9,408  $ 32,761
                                                           ------------------------------------------------------------
      Percent of Sales                                        11.0%    13.4%     11.6%         10.8%    14.1%     11.5%

EBITDA                                                     $ 30,557  $11,244  $ 41,825(1)   $ 32,326  $12,076  $ 44,423
                                                           ------------------------------------------------------------
      Percent of Sales                                        14.6%    17.4%     15.3%         14.9%    18.0%     15.6%

--------------------
SHARE DATA
--------------------

Basic EPS                                                  $   0.44           $   0.45(1)   $   0.43           $   0.45
                                                           ------------------------------------------------------------
      Basic EPS Growth Over Prior Year                          26%                29%           26%                29%

Diluted EPS                                                $   0.42           $   0.42(1)   $   0.40           $   0.43
                                                           ------------------------------------------------------------
      Diluted EPS Growth Over Prior Year                        24%                24%           21%                26%

EBITDA/Diluted Share                                       $   1.04           $   1.04(1)   $   1.10           $   1.10
                                                           ------------------------------------------------------------
      EBITDA Per Share Growth Over Prior Year                   30%                27%           33%                31%

Cash Dividend Per Share                                    $  0.015  $ 0.030  $  0.045      $  0.015  $ 0.030  $  0.045
                                                           ------------------------------------------------------------

Average Shares Outstanding (in 000's):
      Basic                                                  27,682             38,149        27,775             38,292
                                                           ------------------------------------------------------------
      Diluted                                                29,302             40,034        29,439             40,210
                                                           ------------------------------------------------------------

--------------------
BALANCE SHEET DATA
--------------------

Net Primary Working Capital (PWC)                          $138,379  $63,507  $201,886      $144,763  $63,847  $208,610
                                                           ------------------------------------------------------------
      Net PWC as a % of Annualized Sales                        17%      25%       18%           17%      24%       18%

Debt                                                       $231,672  $51,509  $283,181      $287,847  $51,573  $339,420
                                                           ------------------------------------------------------------
      Percent Market Capitalization                           27.4%    17.5%     24.9%         28.8%    16.6%     25.9%
      Percent Debt-to-Total Capital                           49.9%    31.5%     45.2%         54.1%    30.5%     48.4%
      EBITDA Interest Coverage                                  7.4     11.3       8.1x          6.1     12.5       7.1

--------------------
CASH FLOW DATA
--------------------

Depreciation and Amortization                              $  7,661  $ 2,010  $  9,671      $  8,664  $ 2,243  $ 10,907
                                                           ------------------------------------------------------------

Capital Expenditures                                       $  7,247  $ 2,766  $ 10,013      $  6,910  $ 4,648  $ 11,558
                                                           ------------------------------------------------------------

Cash Flow from Operations                                  $  9,741  $ 7,379  $ 17,120      $ 17,699  $14,120  $ 31,819
                                                           ------------------------------------------------------------

                                                           ---------------------------------------------------
                                                             APW      ZERO       Q3            Q4       YTD
                                                             ---      ----       --            --       ---
--------------------
INCOME DATA
--------------------

Sales                                                      $241,653  $62,818  $304,471                $861,680
      Percent Sales Growth Over Prior Year                      39%       7%       31%                     32%

Operating Profit                                           $ 29,036  $ 9,609  $ 38,645                $103,082
                                                           ---------------------------------------------------
      Percent of Sales                                        12.0%    15.3%     12.7%                   12.0%

EBITDA                                                     $ 38,607  $12,992  $ 51,624(2)             $137,872
                                                           ---------------------------------------------------
      Percent of Sales                                        16.0%    20.7%     17.0%                   16.0%

--------------------
SHARE DATA
--------------------

Basic EPS                                                  $   0.54           $   0.51(2)             $   1.40
                                                           ---------------------------------------------------
      Basic EPS Growth Over Prior Year                          35%                28%                     28%

Diluted EPS                                                $   0.51           $   0.49(2)             $   1.34
                                                           ---------------------------------------------------
      Diluted EPS Growth Over Prior Year                        31%                26%                     26%

EBITDA/Diluted Share                                       $   1.31           $   1.28(2)             $   3.43
                                                           ---------------------------------------------------
      EBITDA Per Share Growth Over Prior Year                   46%                41%                     36%

Cash Dividend Per Share                                    $  0.015  $ 0.030  $  0.045                $  0.135
                                                           ---------------------------------------------------

Average Shares Outstanding (in 000's):
      Basic                                                  27,911             38,459                  38,300
                                                           ---------------------------------------------------
      Diluted                                                29,539             40,297                  40,200
                                                           ---------------------------------------------------

--------------------
BALANCE SHEET DATA
--------------------

Net Primary Working Capital (PWC)                          $146,920  $58,237  $205,157
                                                           -----------------------------------------
      Net PWC as a % of Annualized Sales                        15%      23%       17%

Debt                                                       $321,689  $50,555  $372,244
                                                           -----------------------------------------
      Percent Market Capitalization                           33.7%    17.0%     29.7%
      Percent Debt-to-Total Capital                           55.1%    28.6%     49.0%
      EBITDA Interest Coverage                                  6.5     15.5       7.6x

--------------------
CASH FLOW DATA
--------------------

Depreciation and Amortization                              $  9,421  $ 2,178  $ 11,599                $ 32,178
                                                           ---------------------------------------------------

Capital Expenditures                                       $ 10,027  $ 4,510  $ 14,537                $ 36,108
                                                           ---------------------------------------------------

Cash Flow from Operations                                  $ 22,305  $ 7,005  $ 29,310                $ 78,249
                                                           ---------------------------------------------------

(1) Excludes $1.71 million gain on life insurance proceeds or $0.14 per diluted share recorded at Zero.
(2) Excludes $9.815 million gain on sale of Burbank, CA facility and ($4.5) million charge due to the discontinuance of a European subsidiary, $0.25 per diluted share recorded at Zero.

                                      42